PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Jan. 03, 2021
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET

4.   PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net, consisted of the following:

	Successor	Predecessor
(in thousands)	As of January 3, 2021	As of December 29, 2019
Land	$22,750	$14,970
Buildings	83,780	104,736
Machinery and equipment	157,513	297,666
Land improvements	2,228	1,174
Building improvements	1,047	3,561
Construction-in-progress	15,518	7,341
	282,836	429,448
Less: accumulated depreciation	(12,420)	(257,731)
Property, plant and equipment, net	$270,416	$171,717

In the fourth quarter of fiscal year 2018 as a result of the expected shutdown of the Oracle ERP system associated with the Inventure Foods acquisition, the Company performed a detailed review of the computer hardware and software acquired in this acquisition. As a result of this review, the Company determined that certain assets with a cost of $0.8 million and a net book value of $0.5 million had become impaired with no realizable or salvage value and, accordingly, were written off at the end of fiscal year 2018.

During 2018, based on a plant optimization study, management made a determination to close its Denver plant. The plant was officially closed at the end of July 2018. All production at the Denver plant was transferred to other facilities owned by the Company. The Denver plant assets were depreciated through July 2018 when operations ceased. The carrying amount of the assets in the Denver plant at December 30, 2018 was $3.6 million. On March 4, 2019, the Company entered into an agreement for the sale of the property, subject to inspection by the buyer and other customary closing conditions. Based on the existing agreement for sale, the fair value less cost to sell of the assets exceeded the carrying amount of the assets. Accordingly, the Company measured the Denver plant assets at the carrying amount and classified these assets as “assets held for sale” on the combined balance sheet at December 30, 2018. In July 2019, the Company sold the Denver plant for $8.2 million, realizing a gain of $4.6 million in other income, net.

There were no material fixed asset impairments for the fiscal year 2019 or fiscal year 2020.

Depreciation expense was $12.4 million and $19.0 million for the Successor period from August 29, 2020 to January 3, 2021 and for the Predecessor period from December 30, 2019 to August 28, 2020, respectively, and was $23.6 million and $24.6 million for the years ended December 29, 2019 and December 30, 2018, respectively. Depreciation expense is classified in cost of goods sold, selling expenses, and administrative expenses on the consolidated statements of operations and comprehensive income (loss).